UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2025

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K filed on September 30, 2025, the Company elected Olivier te Boekhorst to serve as its President and Chief Executive Officer starting on November 1, 2025.  As of that date, Michael F. Brigham stepped down as President, CEO, Secretary, and Treasurer and assumed the position of Special Advisor to the CEO.  In connection with the foregoing changes, the Company’s Board of Directors voted on October 29, 2025 to expand the size of the Board from seven directors to nine directors, and to elect Mr. te Boekhorst and Timothy C. Fiori (the Company’s Chief Financial Officer) as directors.  The Company’s Board of Directors also voted to elect Mr. Fiori as Secretary and Treasurer of the Company to fill the vacancies created by Mr. Brigham’s resignation.

The Company’s compensatory arrangements with Mr. te Boekhorst and Mr. Fiori were previously disclosed in the Company’s Current Reports on Form 8-K filed on September 30, 2025, and April 7, 2025, respectively.  Neither Mr. te Boekhorst nor Mr. Fiori have been named to any committees of the Company’s Board of Directors.  The Company is not aware of any transaction involving Mr. te Boekhorst or Mr. Fiori requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the expansion of the Company’s Board of Directors, the election of Mr. te Boekhorst as a director, and the election of Mr. Fiori as a director, Secretary, and Treasurer is furnished as Exhibit 99.1.

Item 9.01.  Exhibits.

(d) Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release of the Company dated November 4, 2025.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: November 4, 2025	By:	/s/ Timothy C. Fiori
Timothy C. Fiori
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated November 4 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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